Exhibit 99.2

Q1 2020 Earnings Call May 8, 2020

2 Forward Looking Statements Statements included herein, including statements regarding Sutter Rock Capital's beliefs, expectations, intentions or strategies for the future, may constitute "forward - looking statements" . Sutter Rock Capital cautions you that forward - looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements . All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward - looking statements . Risk factors, cautionary statements and other conditions which could cause Sutter Rock Capital's actual results to differ from management's current expectations are contained in Sutter Rock Capital's filings with the Securities and Exchange Commission . Sutter Rock Capital undertakes no obligation to update any forward - looking statement to reflect events or circumstances that may arise after the date of this press release . Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third - party sources and has not been independently verified . Sutter Rock Capital makes no representation or warranty with respect to this information . The following slides contain summaries of certain financial and statistical information about Sutter Rock Capital . The information contained in this presentation is summary information intended to be considered in connection with review of our SEC filings and other public announcements we may make, by press release or otherwise, from time to time . We undertake no duty or obligation to publicly update or revise the information contained in this presentation unless required to do so by law . In addition, information related to past performance, while it may be helpful as an evaluative tool, is not indicative of future results, the achievement of which cannot be assured . You should not view the past performance of Sutter Rock Capital or any of its portfolio companies, or information about the market, as indicative of Sutter Rock Capital’s or any of its portfolio companies’ future results . The performance data stated herein may have been due to extraordinary market or other conditions, which may not be duplicated in the future . Current performance may be lower or higher than the performance data quoted . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of Sutter Rock Capital . First Quarter 2020

Overview and Impact of COVID - 19 Pandemic 3 First Quarter 2020 Sutter Rock Capital’s Net Asset Value per share is $ 10 . 22 as of March 31 , 2020 At March 31 , 2020 , Sutter Rock Capital’s Net Asset Value is $ 10 . 22 per share, a decrease from $ 11 . 38 per share at December 31 , 2019 Net Asset Value totaled approximately $ 172 . 5 million dollars at quarter - end We continue to be optimistic about the future of our portfolio and believe our portfolio companies’ strong operating fundamentals and market opportunities will drive Net Asset Value growth as the economy recovers from the COVID - 19 pandemic The COVID - 19 pandemic has had a severe negative impact on many families and on the financial markets, but we believe our portfolio is well positioned to manage the effects of the economic dislocation caused by the pandemic 1 2

Top 5 Positions = 69 % of Total Investment Portfolio at Fair Value Based on Total Investment P ortfolio Fair V alue of $159.9 million 4 First Quarter 2020 Fair Value ($ in millions) % of Investment Portfolio 1 $34.7 21.7% 2 $30.5 19.1% 3 $24.6 15.4% 4 $10.8 6.7% 5 $9.3 5.8% $110.0 68.7% • Sutter Rock Capital’s Top 5 positions account for approximately 69% of the investment portfolio at fair value, excluding treasuries, as of 3/31/20 • The Top 5 positions accounted for roughly 111% of Sutter Rock Capital’s market capitalization as of 3/31/20 Note: Total may not sum due to rounding. $98.9 Market Capitalization (3/31/2020)

Portfolio Company COVID - 19 & Business Updates • In an April 2020 interview with Axios , Coursera CEO Jeff Maggioncalda highlighted how 1 . 6 billion students around the world have had their schools closed due to COVID - 19 . • With 56 million learners globally, partnerships with 165 of the world’s top universities, and 4 , 200 courses on disciplines like data science, computer science, arts and humanity, and social science, Coursera offers online courses that allow students to learn for free or at low cost . • In response to COVID - 19 , Coursera has expanded access for its Coursera for Campus product . Coursera for Campus allows colleges, universities, and high schools to provide online Coursera - created educational content to their students . As a result of the program, 400 , 000 students have enrolled in 1 . 4 million courses for free . • Coursera is working with multiple state governments to offer Coursera’s content catalogue to unemployed individuals in those states . • As a result of COVID - 19 - related school closures, students have less direct access to teachers and study groups, and are increasingly turning to online learning supplements, including Course Hero’s online document library, for their studies . • In response to the increased reliance on distance learning at this time, Course Hero has offered educators on its platform three months of free access to the Course Hero document library of more than 40 million teaching and learning resources . • Course Hero is facilitating peer review between educators who would like feedback on their remote - teaching resources . • A March 2020 CNBC interview with Nextdoor CEO Sarah Friar indicated the neighborhood - based social networking platform experienced an 80 % month - over - month increase in daily active users since the global spread of COVID - 19 . • Nextdoor launched Nextdoor Groups and Nextdoor Help Map to provide healthy individuals an opportunity to support neighbors in need . • In April 2020 , The Wall Street Journal reported that Palantir’s models and analysis surrounding the COVID - 19 outbreak have provided critical data and information to numerous government entities including those in the United States, the United Kingdom, Greece, and others . • Bloomberg and CNBC also reported in April, that Palantir anticipates generating $ 1 . 0 billion in 2020 revenue allowing the company to break even for the first time in its history . • Recent media reports imply Palantir is preparing for an IPO ; although, timing will be subject to market conditions . Notable Portfolio Company Developments 5 First Quarter 2020

44.6% 8.7% 19.1% 14.6% 12.6% Key Investment Themes As a Percentage of Total Investment Portfolio at Fair Value as of 3/31/20 First Quarter 2020 Note: Sustainability investment theme accounted for 0.4% of Total Investment Portfolio in the first quarter. 6 ($ in millions) (1) Sustainability investment theme accounted for 0.4%, or $0.7 million, of Total Investment Portfolio in the first quarter. (2) Total may not sum due to rounding. Legend Industry Theme (1) Fair Value % of Portfolio Education Technology $71.3 44.6% Big Data & Cloud $30.5 19.1% Financial Technology $23.4 14.6% Social & Mobile $20.1 12.6% Marketplaces $13.9 8.7% Total (2) $159.9 100.0%

7 Investment Activity - Neutron Holdings, Inc. (d/b/a Lime) First Quarter 2020 • Founded in 2017 and headquartered in San Francisco, Lime operates a scooter - sharing platform designed to create an efficient micro - mobility infrastructure in over 100 countries. Description • COVID - 19 is affecting transportation utilization as people worldwide limit travel and governments enforce or encourage shelter in place measures. • Sutter Rock believes Lime, particularly with new investment from Uber, is well - positioned to benefit from the re - opening of cities. Opportunity • Lime is currently raising $170 million in a transaction led by Uber. • Sutter Rock has committed to invest its “pro rata” of approximately $0.5 million. • Given the attractive valuation at which Sutter Rock is making this follow - on investment, Sutter Rock is comfortable that a modest improvement in Lime’s business will generate a profit on its investment. Sutter Rock Investment Activity Select Investors Subsequent to Quarter End

Dollars ($ in millions) Per Share Net Assets at Beginning of Period $199.9 $11.38 Net Investment Loss ($3.0) ($0.17) Net Realized Gain on Investments $7.0 $0.40 Net Change in Unrealized Appreciation/(Depreciation) of Investments ($27.7) ($1.59) Repurchase of Common Stock (1) ($3.7) $0.20 Net Assets at March 31, 2020 (2) $172.5 $10.22 8 Financial Highlights For the Quarter Ended March 31, 2020 First Quarter 2020 (1) During the quarter ended March 31, 2020, the Company repurchased 689,928 shares of Sutter Rock common stock, for approximatel y $ 3.7 million in cash under its Share Repurchase Program. The use of cash in connection with the repurchases decreased net asset value as of period end; however, the reduction in shares o uts tanding as of period end resulted in an increase in the net asset value per share. (2) Total may not sum due to rounding. First Quarter 2020

9 Share Repurchase Program First Quarter 2020 Since commencement of the Share Repurchase Program in August 2017, Sutter Rock Capital has repurchased approximately 20.1% of its then - outstanding shares (2) Period Shares Repurchased Cash Used ($ in millions) Allocation Remaining ($ in millions) 2017 Total Repurchases 934,658 $4.9 $5.1 2018 Total Repurchases 1,483,698 $10.3 $4.8 2019 Total Repurchases 749,128 $4.8 $5.0 Q1 2020 689,928 $3.7 $6.3 Q2 2020 to Date 594,637 $3.6 $2.7 (1) Total To Date 4,452,049 $27.3 $2.7 (1) (1) The remaining allocation includes the authorization of an additional $5.0 million to the S hare Repurchase Program on March 9, 2020, bringing the Share Repurchase Program total to $30.0 million. (2) This calculation does not include shares repurchased through Sutter Rock Capital’s Modified Dutch Auction T ender Offer, announced on October 21, 2019 and expired on November 22, 2019. The Tender Offer resulted in the repurchase of 1,449,275 shares for approximately $10.0 million.